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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2024, the Compensation Committee of the Board of the Directors of indie Semiconductor, Inc. (the “Company”) approved a change in the annual base salary of Donald McClymont, Chief Executive Officer, Dr. Ichiro Aoki, President and two other founders of the Company (collectively with Messrs. McClymont and Aoki, the “Founders”), and Thomas Schiller, Chief Financial Officer and Executive Vice President, Strategy. At the initiation and request of the Founders and Mr. Schiller, each Founder and Mr. Schiller will receive a base salary of $1 per year. Additionally, the base salary of Raja Bal, acting Chief Financial Officer and Chief Accounting Officer, as well as other members of executive management, will be reduced by twenty percent (20%) per year (together with the salary reductions for the Founders and Mr. Schiller, the “Salary Reduction”). This Salary Reduction is temporary and effective on September 1, 2024 through March 31, 2025. The Founders and executives will remain eligible to participate in the Company’s bonus incentive program in accordance with the terms of such bonus plan. For purposes of any salary severance or other benefits that the Founders and executives may be entitled to as a result of a change of control or termination as set forth in an employment agreement, such severance will be determined without regard to the Salary Reduction and instead will be calculated based on their respective base salaries in effect immediately prior to the effectiveness of the Salary Reduction.

Item 7.01 Regulation FD Disclosure.

In late August 2024, the Company initiated a workforce reduction plan (the “Plan”) to improve operational efficiencies while still investing in key growth areas of the business. Approximately 50 employees were impacted as part of this Plan.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

September 3, 2024	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer (Principal Executive Officer)
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